Exhibit 99.2

DIRECTORS RESOLUTIONS

OF

ANCHORAGE INTERNATIONAL HOLDINGS CORP.

(the “Company”)

WHEREAS:

A.	David Lazar has consented to step down as an officer and as a Member of the Board of Directors of the Company.
B.	Lin Yue, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

BE IT RESOLVED THAT:

C.	David Lazar stepped down as an officer and as a Member of the Board of Directors of the Company.
D.	Lin Yue, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Effective date: June 20, 2020

/s/ David Lazar___________________

David Lazar

/s/ Lin Yue__________________

Lin Yue